                                                                    EXHIBIT 10.1


A SECURITY INTEREST IN THIS LOAN AND SECURITY AGREEMENT TO BE PERFECTED BY POSSESSION MAY ONLY BE PERFECTED BY POSSESSION OF THE ONE SIGNED COPY OF THIS LOAN AND SECURITY AGREEMENT.


                          LOAN AND SECURITY AGREEMENT

        LOAN AND SECURITY AGREEMENT dated as of June 28, 1996 (the "Agreement") between CELL THERAPEUTICS, INC., a Washington corporation with its executive office and principal place of business at 201 Elliott Avenue, West #400, Seattle, Washington 98119 (the "Borrower"), and FINANCING FOR SCIENCE INTERNATIONAL, INC., a Delaware corporation with its executive office and principal place of business at 10 Waterside Drive, Farmington, Connecticut 06032-3065 ("Lender").

        1.  Obligation to pay.  The Borrower concurrently with the execution and
            -----------------
delivery of this Agreement is borrowing Six Hundred Sixteen Thousand, Three Hundred and 00/100 Dollars ($616,300.00) from the Lender, which borrowing is evidenced by the Borrower's promissory notes bearing the same date as this Agreement in the amounts of $781,918.70 (the "Promissory Note").

        2.  Purpose of Loan and Collateral.  The Borrower desires to enter into
            ------------------------------
this Agreement for the purpose of financing its acquisition of, and creating a lien and security interest in favor of the Lender in, and hereby grants the Lender a security interest in, the collateral described on Schedule A attached hereto, and all additions and accessions thereto, substitutions therefor and proceeds thereof and any leases thereof or rentals therefrom (all hereinafter called the "Collateral"), to secure the obligations of the Borrower now existing and hereafter arising under this Agreement and under all of the Notes under the Master Loan and Security Agreement between Borrower and Lender dated May 30, 1995 ("Master Agreement").

        3.  Obligations of Borrower.  The Borrower shall be obligated under this
            -----------------------
Agreement to make payment of (1) the debt evidenced by the Promissory Note, including renewals and extensions thereof, and any other present or future obligations of the Borrower to the Lender including, but not limited to, other Notes secured by the Collateral and by other personal property of Borrower, (2) any costs and expenses incurred in collection of the Promissory Note or enforcement of the covenants and obligations of the Borrower in this Agreement or under the Master Agreement, (3) any future advances made by the Lender for taxes, levies, insurance, and repairs to or maintenance of or on the Collateral or the other Equipment, and (4) the costs for performance by the Lender of any of the covenants and obligations of the Borrower under this Agreement or the Master Agreement that are not timely performed by the Borrower.

        4.  Stipulated Loss Value.  The Stipulated Loss Value of the goods
            ---------------------
included in the Collateral shall be as provided in Schedule B attached hereto.

        5.  Terms of Master Agreement.  The terms of the Master Agreement are
            -------------------------
hereby incorporated into and made part of this Agreement with the same effect as though hereat set forth at length. Any declaration that the Obligations have been declared in default under the Master Agreement shall be a default under this Loan and Security Agreement and permit exercise of all remedies either provided or permitted by the Master Agreement.

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        Witness the execution hereof the day and year first above       [SEAL]
written.

                                        CELL THERAPEUTICS, INC.
ATTEST:

(SEAL)                                  By  /s/ Louis A. Bianco
                                          -----------------------
/s/ Jeffrey B. Oster                      Executive Vice
- ------------------------                  President, Finance
Assistant Secretary                       and Administration

ATTEST:                                 FINANCING FOR SCIENCE
                                         INTERNATIONAL, INC.
(SEAL)

- ------------------------                By /s/ Duane E. Starr
STATE OF WASHINGTON                       -----------------------
COUNTY OF KING                            Senior Vice President
                                          Asset Management

        On this    24th    day of   June   in the year 1996 before me,
                ----------        --------
  Sally Teeters  , a notary public, personally appeared   Officers  ,
- -----------------                                       ------------
known to me to be   Officers   of the corporation that executed the
                  ------------
within instrument and the person who executed the within instrument on behalf of said corporation, and acknowledged to me that said corporation executed the within instrument pursuant to a resolution of its board of directors.


                                        /s/ Sally Teeters
                                        ------------------------------
                                        Sally Teeters
                                        Notary Public


[SEAL]